UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2006

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 POWELL STREET, SUITE 600 EMERYVILLE, CALIFORNIA	94608
(Address of principal executive offices)	(Zip Code)

(510) 985-6700

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 1, 2007, LECG Corporation (the “Registrant”) entered into Restricted Stock Purchase Agreements with each of John C. Burke (Chief Financial Officer), Marvin A. Tenenbaum (Vice President, Chief Legal Officer and Secretary), Gary Yellin (Chief Accounting Officer) and Tina Bussone (Director of Administration) in connection with a Restricted Stock Program for members of the Registrant’s senior management (the “Program”) established by the Registrant’s Compensation Committee (the “Committee”) on October 19, 2006.

Under the Program, Messrs. Tenenbaum and Yellin and Ms. Bussone are each eligible to receive an annual grant of 3,000 shares of the Registrant’s common stock pursuant to a Stock Purchase Right under the Registrant’s 2003 Stock Option Plan (the “Plan”) over a five-year period, based on the Committee’s assessment of acceptable individual performance against established objectives.  Mr. Burke is eligible to receive an annual grant of 5,000 shares of the Registrant’s common stock pursuant to a Stock Purchase Right under the Plan over a three-year period, based on the Committee’s assessment of acceptable individual performance against established objectives.  Following the initial grants by the Committee on January 1, 2007, each of Messrs. Burke, Tenenbaum and Yellin and Ms. Bussone will be eligible to receive an annual grant pursuant to the Program on the first day of the calendar month following performance reviews for senior management at the Committee meeting in February of each subsequent year.

The agreement between the Registrant and Mr. Burke provides for the grant of 5,000 shares of the Registrant’s common stock at a purchase price of $0.01 per share.  The shares granted to Mr. Burke are subject to a right of repurchase by the Registrant at a price of $0.01 per share until the earlier of the effective date of Mr. Burke’s voluntary retirement after Mr. Burke’s 70th birthday and January 1, 2010.  A copy of the agreement between the Registrant and Mr. Burke is filed as Exhibit 10.65 and incorporated herein by reference.

The agreement between the Registrant and Mr. Tenenbaum provides for the grant of 3,000 shares of the Registrant’s common stock at a purchase price of $0.01 per share.  The shares granted to Mr. Tenenbaum are subject to a right of repurchase by the Registrant at a price of $0.01 per share until January 1, 2010.  A copy of the agreement between the Registrant and Mr. Tenenbaum is filed as Exhibit 10.66 and incorporated herein by reference.

The agreement between the Registrant and Mr. Yellin provides for the grant of 3,000 shares of the Registrant’s common stock at a purchase price of $0.01 per share.  The shares granted to Mr. Yellin are subject to a right of repurchase by the Registrant at a price of $0.01 per share until January 1, 2010.  A copy of the agreement between the Registrant and Mr. Yellin is filed as Exhibit 10.67 and incorporated herein by reference.

The agreement between the Registrant and Ms. Bussone provides for the grant of 3,000 shares of the Registrant’s common stock at a purchase price of $0.01 per share.  The shares granted to Ms. Bussone are subject to a right of repurchase by the Registrant at a price of $0.01 per share until January 1, 2010.  A copy of the agreement between the Registrant and Ms. Bussone is filed as Exhibit 10.68 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description of Exhibit
10.65	Restricted Stock Purchase Agreement between the Registrant and John C. Burke, effective January 1, 2007.
10.66	Restricted Stock Purchase Agreement between the Registrant and Marvin A. Tenenbaum, effective January 1, 2007.
10.67	Restricted Stock Purchase Agreement between the Registrant and Gary Yellin, effective January 1, 2007.
10.68	Restricted Stock Purchase Agreement between the Registrant and Tina Bussone, effective January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION

By:	/s/ John C. Burke
John C. Burke
Chief Financial Officer

Date:  January 5, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.65	Restricted Stock Purchase Agreement between the Registrant and John C. Burke, effective January 1, 2007.
10.66	Restricted Stock Purchase Agreement between the Registrant and Marvin A. Tenenbaum, effective January 1, 2007.
10.67	Restricted Stock Purchase Agreement between the Registrant and Gary Yellin, effective January 1, 2007.
10.68	Restricted Stock Purchase Agreement between the Registrant and Tina Bussone, effective January 1, 2007.